Chevron #22-8D
Lease No. 687400

ASSIGNMENT OF WORKING INTEREST

This Assignment made this 1st day of April 2003 from PETROLEUM DEVELOPMENT CORPORATION, a Nevada Corporation, (herein called "Assignor") to PDC 2003-B, Limited Partnership, (herein called "Assignee'');

WITNESSETH

Assignor, for the sum of One Dollar ($1.00) and other valuable consideration, the receipt of which is hereby acknowledged, does by these presents GRANT, BARGAIN, SELL, EXCHANGE, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee all of the following:

1.     The specific undivided interest shown in Exhibit A in respect of each of the oil and gas leases shown in Exhibit A, but only to the extent such leases cover lands and depths necessary for production of the specific oil and gas well identified in Exhibit A. This is intended to be a "wellbore assignment." Assignee shall be entitled to receive that share of production from the well identified in .Exhibit A which is attributable to the undivided interest here being assigned, but the Assignee shall have, as a result of this Assignment, no interest. whatsoever in any other oil and gas well, whether now existing or hereafter drilled, which may be located on the lands described in Exhibit A or on any .land pooled therewith. Assignor expressly excepts from this Assignment and reserves to itself, its successors and assigns, the remainder of the lease and the leasehold oil and gas estate, including (without limitation) the right to produce other wells which are or may be located on the lands described in Exhibit A and lands pooled therewith, without the obligation to account to Assignee for any such other production.

2.      The specific undivided interest shown in Exhibit A in all valid unitization, pooling, operating and comrnunitization agreements, declarations and orders involving the leasehold interests here being assigned, but only to the extent•that such agreements, declarations and orders relate to the well specifically identified in Exhibit A and in all other respects limited to the manner as set forth in Paragraph 1, above,

3.      The specific undivided interest shown in Exhibit A in all valid oil and gas sales, purchase, exchange and processing contracts, but only to the extent that such contracts. relate to the well specifically identified in Exhibit A and in .all other respects limited-in the manner set forth in Paragraph 1, above.

4.      The specific undivided interest shown in Exhibit A in all personal property, improvements, lease and well equipment, easements, permits, licenses, servitudes and rights of way now owned by Assignor and being used in connection with the operation of the well specifically identified in Exhibit A or in connection with the production, treating, storing, transportation or marketing of oil, gas and other minerals from that well, but in all respects limited in the manner set forth in Paragraph 1, above.

TO HAVE AND TO HOLD the interests described unto Assignee, its successors and assigns, forever.

This assignment is made without warranties of any type (whether of title, merchantability or fitness for a particular use), either express or. implied, but is made with full substitution of Assignee in all covenants and warranties previously given or made by others, but only to the extent of the interests here assigned. Assignor does, however, expressly intend that this Assignment convey any title that Assignor may hereafter acquire to the extent that such after, acquired title may be necessary to fulfill the interests herein assigned.

Assignee shall bear its proportionate share of all burdens on production now of record and hereby assumes its proportionate share of all other obligations that relate to the well specifically identified in Exhibit A and the production therefrom.

Both Assignor and Assignee hereby agree to execute and deliver such additional instruments, notices, division orders, transfer orders and other documents as may reasonably be requested by the other, and to do such other acts and things, as may be necessary or convenient to accomplish this Assignment in the manner and to the extent described in Paragraph 1, above.

Chevron #22-80
Lease No. 687400

IN WITNESS WHEREOF, Petroleum Development Corporation has executed and delivered this instrument, with the intention that it shall be effective as of the date of first production from the well specifically identified in Exhibit A.

AMENDMENT TO
ASSIGNMENT OF WORKING INTEREST

THIS AMENDMENT TO ASSIGNMENT OF WORKING INTEREST is made February 13, 2006 between Petroleum Development Corporation, a Nevada corporation, and PDC 2003-B Limited Partnership, a West Virginia limited partnership whose address is P. O. Box 26, Bridgeport, West Virginia 26330.

1. Background. By this instrument, the parties correct and amend the Assignment of Working Interest (the "Original Assignment"), dated April 1, 2003 and recorded as Instrument No. 649056 in the real property records of Garfield County, Colorado.

      2. Amendment. Petroleum Development ..Corporation and PDC 2003-B Limited Partnership hereby amend the Original ,Assignment by deleting in its entirety the Exhibit A that is attached to the Original Assignment and replacing it with the Exhibit A that is attached to this instrument. All other provisions of the Original Assignment are unchanged.

3. Effective Date. The parties intend that this amendment be deemed effective at the effective date of the Original Assignment, just as if the Exhibit A that is attached to this instrument had originally been attached to the Original Assignment.

IN WITNESS WHEREOF, this instrument has been executed by the parties.

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron 22-8D	Chevron USA, Inc.	11-02-2002	623085	T6S, R96W, Sec. 8:SE4NW4	Garfield	Colorado	0.1482	687400

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Puckett 257-1	Puckett Land Company	11-15-1999	556562/1164	T7S, R97W Sec. 1:SW4SE4	Garfield	Colorado	0.9982	636800

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Puckett 255-1	Puckett Land Company	11-15-1999	556562/1164	T7S, R97W Sec. 1:NWSE	Garfield	Colorado	0.9982	636800

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron 12-8D	Monson Bros. Company	11-02-2002	623085	T6S, R96W Sec.8:Lots 1,3,4,5,7,8,13,14,15	Weld	Colorado	0.9982	687400

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron 13-7D	Chevron USA, Inc.	11-15-2002	623086	T6S,R96W, Sec. 7: NWSW	Garfield	Colorado	0.9982	691300

ASSIGNMENT OF WORKING INTEREST

This Assignment made this 1st day of  September 2003 from PETROLEUM DEVELOPMENT CORPORATION, a Nevada Corporation, (herein called "Assignor") to PDC 2003-B, Limited Partnership, (herein called "Assignee");

WITNESSETH

Assignor, for the sum of One Dollar ($1.00) and other valuable consideration, the receipt of which is hereby acknowledged, does by these presents GRANT, BARGAIN, SELL, EXCHANGE, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER  unto Assignee all of the following:

1.     The specific undivided interest shown in Exhibit A, in respect of each of the oil and gas leases shown in Exhibit A, but only to the extent such leases cover lands and depths necessary for production of the specific oil and gas well identified in Exhibit A.  This is intended to be a "wellbore assignment."  Assignee shall be entitled to receive that share of production from the well identified in Exhibit A which is attributable to the undivided interest here being assigned, but the Assignee shall have, as a result of this Assignment, no interest whatsoever in any other oil and gas well, whether now existing or hereafter drilled, which may be located on the lands described in Exhibit A or on any land pooled therewith.  Assignor expressly excepts from this Assignment and reserves to itself, its successors and assigns, the remainder of the lease and the leasehold oil and gas estate, including (without limitation) the right to produce other wells which are or may be located on the lands described in Exhibit A and lands pooled therewith, without the obligation to account to Assignee for any such other production.

2.  The specific undivided interest shown in Exhibit A in all valid unitization, pooling, operating and communitization agreements, declarations and orders involving the leasehold interests here being assigned, but only to the extent that such agreements, declarations and orders relate to the well specifically identified in Exhibit A and in all other respects limited to the manner as set forth in Paragraph 1, above.

3.  The specific undivided interest shown in Exhibit A in all valid oil and gas sales, purchase, exchange and processing contracts, but only to the extent that such contracts relate to the well specifically identified in Exhibit A and in all other respects limited in the manner set forth in Paragraph 1, above.

4.  The specific undivided interest shown in Exhibit A in all personal property, improvements, lease and well equipment, easements, permits, licenses, servitudes and rights-of-way now owned by Assignor and being used in connection with the operation of the well specifically identified in Exhibit A or in connection with the production, treating, storing, transportation or marketing of oil, gas and other minerals from that well, but in all respects limited in the manner set forth in Paragraph 1, above.

TO HAVE AND TO HOLD the interests described unto Assignee, its successors and assigns, forever.

This assignment is made without warranties of any type (whether of title, merchantability or fitness for a particular use), either express or implied, but is made with full substitution of Assignee in all covenants and warranties previously given or made by others, but only to the extent of the interests here assigned.  Assignor does, however, expressly intend that this Assignment convey any title that Assignor may hereafter acquire to the extent that such after-acquired title may be necessary to fulfill the interests herein assigned.

Assignee shall bear its proportionate share of all burdens on production now of record and hereby assumes its proportionate share of all other obligations that relate to the well specifically identified in Exhibit A and the production therefrom.

Both Assignor and Assignee hereby agree to execute and deliver such additional instruments, notices, division orders, transfer orders and other documents as may reasonably be requested by the other, and to do such other acts and things, as may be necessary or convenient to accomplish this Assignment in the manner and to the extent described in Paragraph 1, above.

3142449 01/08/2004 02:24P Weld County, CO
2 of 3 R 16.00 D 0.00 Steve Moreno Clerk & Recorder

State Peterson #14-16
Lease No. 683700

Witnesses:

Susan A. Foster

Susan A. Foster

Rhonda L. Hunt

Rhonda L. Hunt

PETROLEUM DEVELOPMENT CORPORATION
A Nevada Corporation

BY: William D. Gainor
William D. Gainor
Land Manager

STATE OF WEST VIRGINIA)
) TO-WIT:
COUNTY OF HARRISON)

The foregoing instrument was acknowledged before me this 12th day of September, 2003 by William D. Gainor, Land Manager of Petroleum Development Corporation, a Nevada Corporation, for and on behalf of the Corporation. He executed the foregoing for the purposes therein contained.

Rita A. Clark

Rita A. Clark
Notary Public – State of West Virginia
County of Harrison
My Commission expires: June 2, 2009

OFFICIAL SEAL
Notary Public, State of West Virginia
RITA A. CLARK
Petroleum Development Corporation
103 East Main Street, Box 26
Bridgeport, WV 26330
My commission expires June 2, 2009

This instrument was prepared by:

Petroleum Development Corporation
103 East Main Street
P. O. Box 26
Bridgeport, WV 26330

AMENDMENT TO
ASSIGNMENT OF WORKING INTEREST

THIS AMENDMENT TO ASSIGNMENT OF WORKING INTEREST is made February 9, 2006 between Petroleum Development Corporation, a Nevada corporation, and PDC 2003-B Limited Partnership, a West Virginia limited partnership whose address is P. 0. Box 26, Bridgeport, West Virginia .26330.

1.  Background.  By this instrument, the parties correct and amend the Assignment of Working Interest (the "Original Assignment"), dated September 1, 2003 and recorded as Instrument No. 3142449 in the real property records of Weld County, Colorado.

2.  Amendment.  Petroleum Development Corporation and PDC 2003-B Limited Partnership hereby amend the Original Assignment by deleting in its entirety the Exhibit A that is attached to the Original Assignment and replacing it with the Exhibit A that is attached to this instrument.  All other provisions of the Original Assignment are unchanged.

3.  Effective Date.  The parties intend that this amendment be deemed effective at the effective date of the Original Assignment, just as if the Exhibit A that is attached to this instrument had originally been attached to the Original Assignment.

IN WITNESS WHEREOF, this instrument has been executed by the parties.

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
State Peterson 14-16	State of Colorado	08-13-1988	2153525	T5N, R63W Sec 16: SW4SW4	Weld	Colorado	0.873425	683700

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
J & L Farms 32-29D	J & L Farms	03-23-1988	2136094/1190	T6N, R63W Sec. 29: NW4NE4	Weld	Colorado	0.873425	690400

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Uhrich 43-8	Harold R. Uhrich Co.	11-23-1981	1884446/962	T6N, R64W Sec. 8: NE4SE4	Weld	Colorado	0.873425	696900

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
State Peterson 13-16	State of Colorado	06-18-1980	2153525/1207	T5N, R63W Sec. 16: NW4SW4	Weld	Colorado	0.873425	683700

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
State Peterson 23-16	State of Colorado	06-18-1980	2153525/1207	T5N, R63W Sec. 16: NE4SW4	Weld	Colorado	0.873425	683700

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
McIntosh 43-23	Union Pacific Resources Co.	03-31-1990	2225869/1275	T6N, R64W Sec. 23: NE4SE4	Weld	Colorado	0.873425	696800

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
J & L Farms 12-29	J & L Farms	03-23-1988	2215140/1265	T6N, R63W Sec. 29: SW4NW4	Weld	Colorado	0.873425	690300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
State Peterson 32-16	State of Colorado	08-13-1988	2153525	T5N, R63W Sec. 16: SWNE	Weld	Colorado	0.873425	680900

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
McIntosh 44-23	Union Pacific Resources	03-31-1990	2225869/1275	T6N, R64W Sec 23: SESE	Weld	Colorado	0.873425	696800

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Wells Ranch 14-1	Anadarko B & P Co. and Anadarko Land Corp.	10-03-2003	3230201	T5N, R63W Sec1: SWSW	Weld	Colorado	0.79856	691000

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
State Peterson 31-16	State of Colorado	08-13-1988	2153525	T5N, R63W Sec. 16: NW4NE4	Weld	Colorado	0.873425	680900

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
J & L Farms 21-29	J & L Farms	03-23-1988	2136094/1190	T6N, R63W Sec 29: NENW	Weld	Colorado	0.873425	690300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
State Lease 81 #24-16	State of Colorado	09-25-1989	2202580	T6N, R64W Sec. 16 SESW	Weld	Colorado	0.873425	681700

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Monson 13-20	Monson Bros. Company	01-10-2003	3027312	T6N, R65W Sec. 20: NW4SW4	Weld	Colorado	0.9982	691600
	USA	05-01-2003	3173822					734100

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
State 8461 #12-16	State of Colorado	06-01-1981	2153652	T6N, R64W Sec. 16:SW4NW4	Weld	Colorado	0.873425	699100

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Monson 23-20	Monson Bros. Company	11-10-2003	3027312	T6N, R65W Sec. 20:NESW	Weld	Colorado	0.9982	691600

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Kreps Trust 44-6	David Kreps, Jr.	10-29-2000	2803092	T6N, R64W Sec. 6:SE4	Weld	Colorado	0.9982	658600
	Elmer C. Rossman	10-24-2000	2803089					658900
	Alfred J. Greenwalt, et ux	11-06-2000	2808947					659800
	Dorothy R. Hoff	10-27-2000	2803090					658800
	Marion Forbes	10-25-2000	2803091					658700

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Kreps Trust 34-6	David Kreps, Jr.	10-29-2000	2803092	T6N, R64W Sec. 6:SE4	Weld	Colorado	0.9982	658600
	Elmer C. Rossman	10-24-2000	2803089					658900
	Alfred J. Greenwalt, et ux	11-06-2000	2808947					659800
	Dorothy R. Hoff	10-27-2000	2803090					658800
	Marion Forbes	10-25-2000	2803091					658700

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Webster 42-11	Anadarko E & P Co. and Anadarko Land Corp.	12-27-2002	3243364	T6N, R65W, Sec. 11: SENE	Weld	Colorado	0.9982	688300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Webster 41-11	Anadarko E & P Co. and Anadarko Land Corp.	12-27-2002	3243364	T6N, R65W, Sec. 11: NE4NE4	Weld	Colorado	0.9982	688300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
J & L Farms 11-29	J & L Farms	03-23-1988	2136094/1190	T6N, R63W Sec 29: NWNW	Weld	Colorado	0.873425	690300